EXHIBIT 23.1

                    Consent Of Independent Public Accountants



As independent public accountants, we hereby consent to the incorporation of our
report  included  in  this  Form  10-K  into  the  Company's   previously  filed
Registration Statements, Files No. 33-43392, No. 33-86740 and No. 33-86884.



                                                         /s/ Arthur Andersen LLP
                                                           ARTHUR ANDERSEN LLP



Minneapolis, Minnesota
September 26, 1996